UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______

Form 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2005

PATIENT INFOSYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22319	16-1476509	_
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46 Prince Street, Rochester, New York	14607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 242-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS.

ITEM 1.01 Entry into a Material Definitive Agreement.

The Agreement and Plan of Merger (the "Merger Agreement") dated as of September 19, 2005 by and among Patient Infosystems, Inc. ("PATY"), PATY Acquisition Corp. and CCS Consolidated, Inc. ("CCS"), as amended on November 22, 2005, was further amended on December 23, 2005.  As a result of the second amendment, CCS and PATY have mutually agreed to extend the date by which the closing of the merger must occur to January 16, 2006.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
10.97	Amendment No 2 to the Agreement and Plan of Merger, dated December 23, 2005, by and among Patient Infosystems, Inc., PATY Acquisition Corp. and CCS Consolidated, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT INFOSYSTEMS, INC.

Date: December 23, 2005	By: /s/Kent A. Tapper
Kent A. Tapper
Senior Vice President
Principal accounting officer

EXHIBIT INDEX

Exhibit No.	Description
10.97	Amendment No 2 to the Agreement and Plan of Merger, dated December 23, 2005, by and among Patient Infosystems, Inc., PATY Acquisition Corp. and CCS Consolidated, Inc.